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                                  FORM 8-KSB

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                Current Report
                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) June, 6, 2002

                            MPM TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)


             WASHINGTON           0-14910           81-0436060
          ----------------    ----------------   ------------------
          (State or other      (Commission         (IRS Employer
          jurisdiction of       File Number)     Identification No.)
          incorporation)


  339 JEFFERSON ROAD, PARSIPPANY, NJ                        07054
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(Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number including area code  (973) 428-5009

               222 W. MISSION AVE., STE. 30, SPOKANE, WA 99201
               -----------------------------------------------
            (Former name or address, if changed since last report)




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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS


ITEM 5.  OTHER EVENTS


ITEM 6.  RESIGNATION OF A REGISTRANT'S DIRECTOR

Myron Katz, Vice President and Director, has informed the company that he will retire effective June 24, 2002.


ITEM 7.  FINANCIAL STATEMENTS.  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (a).  Financial Statements of business acquired

           (b).  Pro forms financial information

           (c).  Exhibits



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                                 SIGNATURE(S)


Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                MPM Technologies Inc.


    June 6, 2002                                 /s/ Robert D. Little
  ---------------                               ---------------------------
      (Date)                                         Robert D. Little
                                                        Secretary